Exhibit 10.126

EXECUTION COPY

SECOND AMENDMENT

SECOND AMENDMENT, dated as of November 18, 2005 (this “Amendment”), to the CREDIT AGREEMENT, dated as of November 19, 2004 (as amended by the First Amendment thereto dated as of May 11, 2005, the “Credit Agreement”), among Countrywide Financial Corporation (“CFC”), Countrywide Home Loans, Inc. (“CHL”), the Lenders party thereto (the “Lenders”), Lloyds TSB Bank, PLC and Societe Generale, as Documentation Agents (in such capacity, the “Documentation Agents”), BNP Paribas, as Syndication Agent (in such capacity, the “Syndication Agent”), Barclays Bank PLC, as Administrative Agent (in such capacity, the “Administrative Agent”), and Royal Bank of Canada, as Managing Administrative Agent (in such capacity, the “Managing Administrative Agent”).

RECITALS

A.            Pursuant to the Credit Agreement, the Lenders currently party to the Credit Agreement (the “Existing Lenders”) agreed to extend credit to CFC and CHL on the terms and subject to the conditions set forth therein.

B.            The Lenders signing below have agreed to extend the Commitment Termination Date on the terms and conditions set forth below.

C.            In addition, the Lenders have agreed to amend the Credit Agreement in certain respects.

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1.             Defined Terms.  Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2.             Amendments to Section 1.01. (a) Section 1.01 of the Credit Agreement is hereby amended by deleting therefrom the definitions of the following defined terms in their entirety and substituting in lieu thereof the following definitions:

“Borrower” means CFC, CHL, or both, as appropriate.

“Commitment Termination Date” means November 17, 2006.

“Term-Out Maturity Date” means, if so selected by the Borrowers pursuant to Section 2.09(a), November 16, 2007.

(b)  Section 1.01 of the Credit Agreement is hereby amended by deleting the pricing grid in its entirety in the definition of “Applicable Rate” and substituting in lieu thereof the following:

Index Debt Ratings	Federal Funds Rate Spread	Eurodollar Spread	Facility Fee Rate	Utilization Fee Rate >50%
>=A1 from Moodys or >=A+ from S&P	19.0	19.0	6.0	7.5
A2 from Moodys or A from S&P	23.0	23.0	7.0	7.5
A3 from Moodys or A- from S&P	32.0	32.0	8.0	10.0
Baa1 from Moodys or BBB+ from S&P	38.5	38.5	9.0	12.5
Baa2 from Moodys or BBB from S&P	50.0	50.0	12.5	12.5
<Baa2 from Moodys or BBB from S&P	70.0	70.0	17.5	12.5

3.             Amendment to Section 2.11(b).  Section 2.11(b) of the Credit Agreement is hereby amended by deleting the words “equal or exceed 33.3%” and substituting in lieu thereof “exceed 50%”.

4.             Amendments to Section 3.04.  (a)  Section 3.04(a)(i) of the Credit Agreement is hereby amended by (i) deleting the reference to “December 31, 2002 and December 31, 2003” and substituting in lieu thereof “December 31, 2003 and December 31, 2004”, (ii) inserting the word “, respectively,” after the phrase “reported on” in the fourth line of Section 3.04(a) and (iii) inserting the phrase “and KPMG LLP, independent registered public accounting firm” after the phrase “independent public accountants,” in the fifth line of Section 3.04(a).

(b)  Section 3.04(a)(ii) of the Credit Agreement is hereby amended by deleting the reference to “March 31, 2004 and September 30, 2004” and substituting in lieu thereof “March 31, 2005 and September 30, 2005”.

(c)  Section 3.04(b)(i) of the Credit Agreement is hereby amended by deleting the reference to “December 31, 2002 and December 31, 2003” and substituting in lieu thereof “December 31, 2003 and December 31, 2004”.

(d)  Section 3.04(b)(ii) of the Credit Agreement is hereby amended by deleting the reference to “March 31, 2004 and September 30, 2004” and substituting in lieu thereof “March 31, 2005 and September 30, 2005”.

(e)  Section 3.04(c) of the Credit Agreement is hereby amended by deleting the reference to “December 31, 2003” and substituting in lieu thereof “December 31, 2004”.

5.             Agents. Effective as of the Effective Date, the Agents under the Credit Documents shall be as set forth below:

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Royal Bank of Canada	Managing Administrative Agent
Joint Lead Arranger
Joint Bookrunner

Barclays Bank PLC	Administrative Agent
Joint Lead Arranger
Joint Bookrunner

BNP Paribas	Syndication Agent

Lloyds TSB Bank, PLC and Societe Generale	Documentation Agents

6.             Addition of New Lenders and Termination of Certain Existing Lenders. To reflect the fact that certain financial institutions which are not currently Lenders may desire to become Lenders under the Credit Agreement and that certain Existing Lenders may desire to terminate their participation in the Credit Agreement, any such financial institution signing below as a new Lender (a “New Lender”) shall become a Lender under the Credit Agreement as of the Effective Date (as hereinafter defined) and any Existing Lender not executing and delivering this Amendment (an “Exiting Lender”) shall cease to be a Lender under the Credit Agreement as of the Effective Date, notwithstanding any provision or requirement in the Credit Agreement to the contrary, all on the following terms and conditions:

(a)           Each New Lender shall, from and after the Effective Date, be a Lender under the Credit Agreement with all the rights and benefits and with all the agreements and obligations of a Lender thereunder.

(b)           Each Exiting Lender shall, as of the Effective Date, cease to be a Lender under the Credit Agreement, its Commitment (and, if applicable, Swingline Commitment) thereunder shall terminate and it shall cease to have any agreements or obligations thereunder (it being understood and agreed that any rights or benefits thereunder that are expressly stated to survive termination of the Credit Agreement shall continue to be rights and benefits of the Exiting Lenders).

(c)           On and after the Effective Date, the Commitment and Swingline Commitment of each New Lender and each Existing Lender that is not an Exiting Lender shall be as set forth on the schedules attached hereto as Annex 1 and Annex 2, respectively, and Schedule 2.01 and Schedule 2.05 of the Credit Agreement shall be deemed amended accordingly.

7.             Reaffirmation of Credit Documents. Each of CFC and CHL hereby affirms and agrees that: (a) other than as expressly set forth herein, the execution and delivery by CFC and CHL of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of CFC or CHL, or the rights

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of the Lenders, under the Credit Agreement and each other Loan Document or any other document or instrument made or given by CFC or CHL in connection therewith, (b) the term “Obligations” as used in the Loan Documents includes, without limitation, the Obligations of CFC and CHL under the Credit Agreement as amended hereby and (c) except as expressly amended hereby, the Loan Documents remain in full force and effect as written.

8.             Effective Date. This Amendment shall be effective on and as of the day and year first above written (the “Effective Date”) subject to the delivery on or prior to such date to the Managing Administrative Agent of the documents indicated below and the satisfaction of the other conditions set forth below:

(a)           A copy of this Amendment, duly executed by CFC, CHL, the New Lenders and the Existing Lenders that are not Exiting Lenders.

(b)           Any Loans outstanding under the Credit Agreement shall have been paid or prepaid and all accrued interest thereon and accrued fees payable to the Existing Lenders thereunder shall have been paid (it being understood that any such payment may be made with the proceeds of a new borrowing under the Credit Agreement as amended hereby).

(c)           Such corporate resolutions, incumbency certificates and other authorizations from CFC and CHL as the Managing Administrative Agent may reasonably request.

(d)           A legal opinion of counsel to CFC and CHL in form and substance reasonably satisfactory to the Managing Administrative Agent.

(e)           Evidence satisfactory to the Agents that all fees and expenses payable to the Agents and the Lenders prior to or on the Effective Date have been paid in full.

9.             Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

10.           Representations and Warranties. Each of CFC and CHL hereby represents and warrants to the Lenders and the Managing Administrative Agent as follows:

(a)           Each of CFC and CHL has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of CFC and CHL and constitutes the legal, valid and binding obligation of CFC and CHL enforceable against each such Person in accordance with its terms.

(b)           The representations and warranties of the Borrower set forth in Article III of the Credit Agreement as amended hereby are true and correct in all material respects as of the date hereof.

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11.           Governing Law.  This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

[Signature pages following]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

COUNTRYWIDE FINANCIAL CORPORATION,
a Delaware corporation

By:	/s/ Jennifer S. Sandefur
Name:	Jennifer S. Sandefur
Title:	Senior Managing Director and Treasurer

COUNTRYWIDE HOME LOANS, INC.,
a New York corporation

By:	/s/ Jennifer S. Sandefur
Name:	Jennifer S. Sandefur
Title:	Senior Managing Director and Treasurer

Signature Page to the Second Amendment to the Countrywide 364-Day Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

ROYAL BANK OF CANADA, as Managing
Administrative Agent

By:	/s/ David Wheatley
Name:	David Wheatley
Title:	Manager, Agency

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Howard Lee
Name:	Howard Lee
Title:	Authorized Signatory

Signature Page to the Second Amendment to the Countrywide 364-Day Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

BARCLAYS BANK PLC, as Administrative Agent
and a Lender

By:	/s/ Alison A. McGuigan
Name:	Alison A. McGuigan
Title:	Associate Director

Signature Page to the Second Amendment to the Countrywide 364-Day Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF NOVEMBER 18, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004 (AS AMENDED BY THE FIRST AMENDMENT THERETO DATED AS OF MAY 11, 2005), AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, LLOYDS TSB BANK, PLC AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

BNP PARIBAS, as a Lender

By:	/s/ Pierre-Nicholas Rogers
Name:	Pierre-Nicholas Rogers
Title:	Managing Director

By:	/s/ Jamie Dillon
Name:	Jamie Dillon
Title:	Managing Director

Signature Page to the Second Amendment to the Countrywide 364-Day Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF NOVEMBER 18, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004 (AS AMENDED BY THE FIRST AMENDMENT THERETO DATED AS OF MAY 11, 2005), AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, LLOYDS TSB BANK, PLC AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

Lloyds TSB Bank, plc, as a Lender

By:	/s/ James M. Rudd
Name:	James M. Rudd
Title:	Vice President, Financial Institutions, USA

By:	/s/ Melissa Curry
Name:	Melissa Curry
Title:	Assistant Vice President, Financial
Institutions, USA

Signature Page to the Second Amendment to the Countrywide 364-Day Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF NOVEMBER 18, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004 (AS AMENDED BY THE FIRST AMENDMENT THERETO DATED AS OF MAY 11, 2005), AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, LLOYDS TSB BANK, PLC AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

SOCIETE GENERALE, as a Lender

By:	/s/ Barry Groveman
Name:	Barry Groveman
Title:	Vice President

Signature Page to the Second Amendment to the Countrywide 364-Day Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF NOVEMBER 18, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004 (AS AMENDED BY THE FIRST AMENDMENT THERETO DATED AS OF MAY 11, 2005), AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, LLOYDS TSB BANK, PLC AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH f/k/a
CREDIT SUISSE FIRST BOSTON, ACTING THROUGH
ITS CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Jay Chall
Name:	Jay Chall
Title:	Director

By:	/s/ James Neira
Name:	James Neira
Title:	Associate

Signature Page to the Second Amendment to the Countrywide 364-Day Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF NOVEMBER 18, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004 (AS AMENDED BY THE FIRST AMENDMENT THERETO DATED AS OF MAY 11, 2005), AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, LLOYDS TSB BANK, PLC AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

DANSKE BANK A/S, as a Lender

By:	/s/ J.P. Darque
Name:	J.P. Darque
Title:	Assistant General Manager

By:	/s/ Peter Hughes
Name:	Peter Hughes
Title:	Assistant General Manager

Signature Page to the Second Amendment to the Countrywide 364-Day Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF NOVEMBER 18, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004 (AS AMENDED BY THE FIRST AMENDMENT THERETO DATED AS OF MAY 11, 2005), AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, LLOYDS TSB BANK, PLC AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

Dresdner Bank AG, New York and Grand Cayman
Branches, as a Lender

By:	/s/ Mark van der Griend
Name:	Mark van der Griend
Title:	Managing Director

By:	/s/ Ryan C. Flohre
Name:	Ryan C. Flohre
Title:	Vice President

Signature Page to the Second Amendment to the Countrywide 364-Day Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF NOVEMBER 18, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004 (AS AMENDED BY THE FIRST AMENDMENT THERETO DATED AS OF MAY 11, 2005), AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, LLOYDS TSB BANK, PLC AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

Merrill Lynch Bank USA, as a Lender

By:	/s/ Derek Befus
Name:	Derek Befus
Title:	Vice President

Signature Page to the Second Amendment to the Countrywide 364-Day Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF NOVEMBER 18, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004 (AS AMENDED BY THE FIRST AMENDMENT THERETO DATED AS OF MAY 11, 2005), AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, LLOYDS TSB BANK, PLC AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

The Bank of Nova Scotia, as a Lender

By:	/s/ Todd Meller
Name:	Todd Meller
Title:	Managing Director

Signature Page to the Second Amendment to the Countrywide 364-Day Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF NOVEMBER 18, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004 (AS AMENDED BY THE FIRST AMENDMENT THERETO DATED AS OF MAY 11, 2005), AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, LLOYDS TSB BANK, PLC AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

Commonwealth Bank of Australia, as a Lender

By:	/s/ Laurie C. Tuzo
Name:	Laurie C. Tuzo
Title:	Head of North America, Global Institutional
Banking

Signature Page to the Second Amendment to the Countrywide 364-Day Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF NOVEMBER 18, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004 (AS AMENDED BY THE FIRST AMENDMENT THERETO DATED AS OF MAY 11, 2005), AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, LLOYDS TSB BANK, PLC AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

Mizuho Corporate Bank, Ltd., as a Lender

By:	/s/ Robert Gallagher
Name:	Robert Gallagher
Title:	Senior Vice President

Signature Page to the Second Amendment to the Countrywide 364-Day Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF NOVEMBER 18, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004 (AS AMENDED BY THE FIRST AMENDMENT THERETO DATED AS OF MAY 11, 2005), AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, LLOYDS TSB BANK, PLC AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

COOPERATIEVE CENTRALE

RAIFFEISEN-BOERENLEENBANK B.A.,

“Rabobank International,” NEW YORK BRANCH,

a bank organized under the laws of The Netherlands

(“Rabobank International”), as a Lender

By:	/s/ Brett Delfino
Name:	Brett Delfino
Title:	Executive Director

By:	/s/ Jeffrey C. Bazoian
Name:	Jeffrey C. Bazoian
Title:	Executive Director

Signature Page to the Second Amendment to the Countrywide 364-Day Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF NOVEMBER 18, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004 (AS AMENDED BY THE FIRST AMENDMENT THERETO DATED AS OF MAY 11, 2005), AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, LLOYDS TSB BANK, PLC AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

THE TORONTO-DOMINION BANK, as a Lender

By:	/s/ Robyn Zeller
Name:	Robyn Zeller
Title:	Managing Director

Signature Page to the Second Amendment to the Countrywide 364-Day Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF NOVEMBER 18, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004 (AS AMENDED BY THE FIRST AMENDMENT THERETO DATED AS OF MAY 11, 2005), AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, LLOYDS TSB BANK, PLC AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

WestLB AG, New York Branch, as a Lender

By:	/s/ Samuel Bridges
Name:	Samuel Bridges
Title:	Executive Director

By:	/s/ Dee Dee Sklar
Name:	Dee Dee Sklar
Title:	Managing Director

Signature Page to the Second Amendment to the Countrywide 364-Day Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF NOVEMBER 18, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004 (AS AMENDED BY THE FIRST AMENDMENT THERETO DATED AS OF MAY 11, 2005), AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, LLOYDS TSB BANK, PLC AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

BAYERISCHE LANDESBANK, as a Lender

By:	/s/ James Fox
Name:	James Fox
Title:	Vice President

By:	/s/ Donna M. Quilty
Name:	Donna M. Quilty
Title:	Vice President

Signature Page to the Second Amendment to the Countrywide 364-Day Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF NOVEMBER 18, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004 (AS AMENDED BY THE FIRST AMENDMENT THERETO DATED AS OF MAY 11, 2005), AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, LLOYDS TSB BANK, PLC AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

Bayerische Hypo-Und Vereinsbank AG, as a Lender

By:	/s/ Debra Laskowski
Name:	Debra Laskowski
Title:	Managing Director

By:	/s/ Craig M. Pinsly
Name:	Craig M. Pinsly
Title:	Director

Signature Page to the Second Amendment to the Countrywide 364-Day Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF NOVEMBER 18, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004 (AS AMENDED BY THE FIRST AMENDMENT THERETO DATED AS OF MAY 11, 2005), AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, LLOYDS TSB BANK, PLC AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

U.S. Bank N.A., as a Lender

By:	/s/ David W. Johnson
Name:	David W. Johnson
Title:	AVP & Asst. Relationship Manager

Signature Page to the Second Amendment to the Countrywide 364-Day Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF NOVEMBER 18, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004 (AS AMENDED BY THE FIRST AMENDMENT THERETO DATED AS OF MAY 11, 2005), AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, LLOYDS TSB BANK, PLC AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

CALYON NEW YORK BRANCH, as a Lender

By:	/s/ Sebastian Rocco
Name:	Sebastian Rocco
Title:	Managing Director

By:	/s/ W. Jay Buckley
Name:	W. Jay Buckley
Title:	Managing Director

Signature Page to the Second Amendment to the Countrywide 364-Day Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF NOVEMBER 18, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004 (AS AMENDED BY THE FIRST AMENDMENT THERETO DATED AS OF MAY 11, 2005), AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, LLOYDS TSB BANK, PLC AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

Bank of Hawaii, as a Lender

By:	/s/ Linda R. Ho
Name:	Linda R. Ho
Title:	Assistant Vice President

Signature Page to the Second Amendment to the Countrywide 364-Day Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

ANNEX 1

Commitment Schedule

Commitment
Continuing Lenders

Royal Bank of Canada	$200,000,000
Barclays Bank plc	$200,000,000
BNP Paribas	$200,000,000
Credit Suisse First Boston acting through its Cayman Islands Branch	$200,000,000
Lloyds TSB Bank plc	$175,000,000
Danske Bank A/S	$150,000,000
Dresdner Bank AG, New York and Grand Cayman Branches	$150,000,000
The Bank of Nova Scotia	$100,000,000
Commonwealth Bank of Australia	$100,000,000
Mizuho Corporate Bank, Ltd.	$100,000,000
Rabobank	$100,000,000
Societe Generale	$100,000,000
The Toronto-Dominion Bank	$100,000,000
WestLB AG, New York Branch	$100,000,000
Bayerische Landesbank	$100,000,000
Bayerische Hypo-und and Vereinsbank AG, New York Branch	$100,000,000
US Bank, National Association	$50,000,000
Calyon New York Branch	$25,000,000
Bank of Hawaii	$25,000,000

New Lender

Merrill Lynch Bank USA	$300,000,000

TOTAL	$2,575,000,000

ANNEX 2

Swingline Commitment Schedule

Swingline Commitment
Continuing Lenders

Royal Bank of Canada	$200,000,000
Barclays Bank plc	$200,000,000
BNP Paribas	$200,000,000
Societe Generale	$100,000,000

New Lender

Merrill Lynch Bank USA	$300,000,000

TOTAL	$1,000,000,000